UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): April 1, 2010

Clear Skies Solar, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 8, 2009, July 28, 2009, September 16, 2009, January 6, 2010 and January 22, 2010, Clear Skies Solar, Inc. (the “Company”) issued convertible promissory notes in the aggregate principal amount of  $1,302,000 (collectively, the “Notes”) and warrants to purchase an aggregate of 18,190,654 shares of the Company’s common stock (collectively, the “Warrants”).  See the Company’s Current Reports on Form 8-K filed on May 13, 2009, August 3, 2009, September 21, 2009, January 12, 2010 and January 27, 2010 for a detailed description of these issuances. Pursuant to certain anti-dilution provisions in the Notes and the Warrants, the conversion price of the Notes and the exercise price of the Warrants have been reduced to $0.06 per share as of April 1, 2010. Notes with an aggregate principal amount of $758,000 and Warrants to purchase an aggregate of 8,665,555 shares of common stock are still outstanding.  These Notes and Warrants, which were convertible into 8,808,413 and 8,665,555 shares of common stock, respectively, are now convertible into 12,633,333 and 12,440,475 shares of common stock, respectively.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company commenced on March 10, 2010 and was adjourned until April 6, 2010.  On April 6, 2010, the following actions were voted upon:

(a)

The Company’s stockholders elected Ezra J. Green, Pamela Newman, Ph.D., and Gelvin Stevenson, Ph.D. to serve as directors until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The votes cast with respect to each nominee are set forth below.

DIRECTORS:	FOR:	AGAINST OR WITHHELD:
Ezra J. Green	30,081,536	2,694,633
Pamela Newman, Ph.D.	30,081,536	2,694,633
Gelvin Stevenson, Ph.D.	30,081,536	2,694,633

(b)

The Company’s stockholders approved the certificate of amendment to the Company’s certificate of incorporation in order to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 300,000,000, with 36,662,369 votes for, 3,576,025 votes against and 25,100 abstentions.

(c)

The Company’s stockholders approved the adoption of the Company’s 2009 Equity Incentive Plan and the grant of 1,200,000 common stock purchase options thereunder, with 29,589,893 votes for, 3,177,846 votes against and 8,430 abstentions.

(d)

The Company’s stockholders approved the adoption of the Company’s 2008 Equity Incentive Plan and the grant of 2,500,000 common stock purchase options thereunder, with 29,535,668 votes for, 3,237,576 votes against and 2,925 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 7, 2010

Clear Skies Solar, Inc.

By: /s/ Arthur L. Goldberg

  Arthur L. Goldberg

  Chief Financial Officer